DELAWARE POOLED TRUST

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
(the "Portfolios")

Supplement to the Portfolios' Prospectus
dated February 28, 2007

The following updates the information regarding the management of the Portfolios only:

Marshall T. Bassett Senior Vice President, Chief Investment Officer - Emerging Growth Equity - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Mr. Bassett joined Delaware Investments in 1997. He leads the firm's Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth Equity team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is a member of the Fuqua School's alumni board.

Barry S. Gladstein, CFA Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Mr. Gladstein joined Delaware Investments in 1995. He is a portfolio manager in the energy, industrials, and materials sectors of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

Christopher M. Holland Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Mr. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm's Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Michael S. Tung, M.D. Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Dr. Tung handles research and analysis in the healthcare sector for the firm's Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm's Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor's degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the state of Massachusetts.

Lori P. Wachs, CFA Vice President, Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, and The Smid-Cap Growth Equity Portfolio
Ms. Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm's Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Please keep this Supplement for future reference.

This Supplement is dated October 17, 2007.